Basis of Presentation (Policies)	3 Months Ended
Mar. 31, 2019
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Cash, Cash Equivalents and Restricted Cash
Cash, Cash Equivalents and Restricted Cash
We consider all highly liquid investments with an original maturity of 90 days or less when purchased to be cash equivalents. Cash equivalents are stated at cost, which approximates quoted market value and includes amounts held in money market funds.

Cash collections on the device payment plan agreement receivables collateralizing asset-backed debt securities are required at certain specified times to be placed into segregated accounts. Deposits to the segregated accounts are considered restricted cash and are included in Prepaid expenses and other and Other assets in our condensed consolidated balance sheets.
Goodwill
Goodwill
Goodwill is the excess of the acquisition cost of businesses over the fair value of the identifiable net assets acquired. Impairment testing for goodwill is performed annually in the fourth quarter or more frequently if impairment indicators are present. In November 2018, we announced a strategic reorganization of our business which resulted in certain changes to our operating segments and reporting units. We transitioned to the new segment reporting structure effective April 1, 2019, in connection with which we are reassigning goodwill to each of our new reporting units.

We performed an impairment assessment of the impacted reporting units, specifically our historical Wireless, historical Wireline and historical Connect reporting units on March 31, 2019, immediately before our strategic reorganization became effective. Our impairment assessments indicated that the fair value for each of our historical Wireless, historical Wireline and historical Connect reporting units exceeded their respective carrying value, and therefore did not result in a goodwill impairment. Our Media reporting unit was not impacted by the strategic reorganization and there were no indicators of impairment during the quarter ended March 31, 2019.

Recently Adopted Accounting Standards and Recently Issued Accounting Standards
Recently Adopted Accounting Standard
The following Accounting Standard Updates (ASUs) were issued by Financial Accounting Standards Board (FASB), and have been recently adopted by Verizon.

Description	Date of Adoption	Effect on Financial Statements
ASU 2016-02, ASU 2018-01, ASU 2018-10, ASU 2018-11, ASU 2018-20 and ASU 2019-01, Leases (Topic 842)

The FASB issued Topic 842 requiring entities to recognize assets and liabilities on the balance sheet for all leases, with certain exceptions. In addition, Topic 842 will enable users of financial statements to further understand the amount, timing and uncertainty of cash flows arising from leases. Topic 842 allows for a modified retrospective application and is effective as of the first quarter of 2019. Entities are allowed to apply the modified retrospective approach: (1) retrospectively to each prior reporting period presented in the financial statements with the cumulative-effect adjustment recognized at the beginning of the earliest comparative period presented; or (2) retrospectively at the beginning of the period of adoption (January 1, 2019) through a cumulative-effect adjustment. The modified retrospective approach includes a number of optional practical expedients that entities may elect to apply.
1/1/2019
We adopted Topic 842 beginning on January 1, 2019, using the modified retrospective approach with a cumulative-effect adjustment to opening retained earnings recorded at the beginning of the period of adoption. Therefore, upon adoption, we have recognized and measured leases without revising comparative period information or disclosure. We recorded an increase of $410 million (net of tax) to retained earnings on January 1, 2019 which related to deferred sale leaseback gains recognized from prior transactions. Additionally, the adoption of the standard had a significant impact in our condensed consolidated balance sheet due to the recognition of $22.1 billion of operating lease liabilities, along with $23.2 billion of operating lease right-of-use-assets.

Recently Issued Accounting Standards
The following ASUs have been recently issued by the FASB.

Description	Date of Adoption	Effect on Financial Statements
ASU 2016-13, Financial Instruments - Credit Losses (Topic 326)

In June 2016, the FASB issued this standard update which requires certain financial assets be measured at amortized cost net of an allowance for estimated credit losses such that the net receivable represents the present value of expected cash collection. In addition, this standard update requires that certain financial assets be measured at amortized cost reflecting an allowance for estimated credit losses expected to occur over the life of the assets. The estimate of credit losses must be based on all relevant information including historical information, current conditions and reasonable and supportable forecasts that affect the collectability of the amounts. An entity will apply the update through a cumulative effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is effective (January 1, 2020). A prospective transition approach is required for debt securities for which an other-than-temporary impairment has been recognized before the effective date. Early adoption of this standard is permitted.
1/1/2020
We are currently evaluating the impacts that this standard update will have on our various financial assets, which we expect to include, but is not limited to, our device payment plan agreement receivables, service receivables and contract assets. We have established a cross-functional coordinated team to address the potential impacts to our systems, processes and internal controls in order to meet the standard update's accounting and reporting requirements.